Exhibit 99.1
U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.
             Schedule 1.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Six Months Ended June 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,930	$(41)	$192	$(607)	$3,386	$926	27.3%	$(464)	$(106)	$5	$3,025	$2.20
Simplify to Grow Program	41	—	—	—	41	7		—	—	—	34	0.03
Mark-to-market (gains)/losses from derivatives	(220)	—	(6)	—	(214)	(29)		2	—	—	(187)	(0.14)
Acquisition integration costs and contingent consideration adjustments	75	—	—	—	75	22		—	—	—	53	0.04
Divestiture-related costs	52	—	—	—	52	8		—	—	—	44	0.03
Net earnings from divestitures	—	—	—	—	—	(4)		—	24	—	(20)	(0.01)
Incremental costs due to war in Ukraine	(3)	—	—	—	(3)	—		—	—	—	(3)	—
Remeasurement of net monetary position	38	—	—	—	38	—		—	—	—	38	0.03
Impact from pension participation changes	—	—	(5)	—	5	1		—	—	—	4	—
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(2)		—	—	—	2	—
Gain on marketable securities	—	—	—	593	(593)	(156)		—	—	—	(437)	(0.32)
Gain on equity method investment transactions	—	—	—	—	—	(124)		462	—	—	(338)	(0.25)
Equity method investee items	—	—	—	—	—	—		—	(48)	—	48	0.04
Adjusted (Non-GAAP)	$2,913	$(41)	$180	$(14)	$2,788	$649	23.3%	$—	$(130)	$5	$2,264	1.65
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	4	—	(4)	(0.01)
Change in equity method investee items	—	—	—	—	—	—		—	4	—	(4)	—
Adjusted (Non-GAAP) - As Recast	$2,913	$(41)	$180	$(14)	$2,788	$649	23.3%	$—	$(122)	$5	$2,256	$1.64
Currency											133	0.10
Adjusted @ Constant FX (Non-GAAP) - As Recast											$2,389	$1.74
Diluted Average Shares Outstanding												1372

	For the Six Months Ended June 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,021	$(63)	$266	$—	$1,818	$411	22.6%	$13	$(215)	$7	$1,602	$1.15
Simplify to Grow Program	53	(1)	—	—	54	13		—	—	—	41	0.03
Intangible asset impairment charges	78	—	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	82	—	(18)	—	100	19		—	—	—	81	0.06
Acquisition integration costs and contingent consideration adjustments	69	—	(3)	—	72	51		—	—	—	21	0.02
Acquisition-related costs	26	—	—	—	26	3		—	—	—	23	0.02
Divestiture-related costs	6	—	—	—	6	1		—	—	—	5	—
Net earnings from divestitures	(4)	—	—	—	(4)	(17)		—	90	—	(77)	(0.05)
Incremental costs due to war in Ukraine	128	—	—	—	128	(2)		—	—	—	130	0.09
Remeasurement of net monetary position	15	—	—	—	15	—		—	—	—	15	0.01
Impact from pension participation changes	—	—	(5)	—	5	1		—	—	—	4	—
Loss on debt extinguishment and related expenses	—	—	(129)	—	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—	—		(13)	—	—	13	0.01
Equity method investee items	—	—	—	—	—	—		—	(6)	—	6	—
Adjusted (Non-GAAP)	$2,474	$(64)	$111	$—	$2,427	$521	21.5%	$—	$(131)	$7	$2,030	1.46
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	8	—	(8)	(0.01)
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$2,474	$(64)	$111	$—	$2,427	$521	21.5%	$—	$(123)	$7	$2,022	$1.45
Diluted Average Shares Outstanding												1393
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1
Schedule 1.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,425	$(22)	$97	$189	$1,161	$268	23.1%	$23	$(71)	$(3)	$944	$0.69
Simplify to Grow Program	6	—	—	—	6	1		—	—	—	5	0.01
Mark-to-market (gains)/losses from derivatives	(171)	—	(3)	—	(168)	(21)		—	—	—	(147)	(0.11)
Acquisition integration costs and contingent consideration adjustments	24	—	—	—	24	9		—	—	—	15	0.01
Divestiture-related costs	22	—	—	—	22	4		—	—	—	18	0.01
Remeasurement of net monetary position	26	—	—	—	26	—		—	—	—	26	0.02
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(1)	—	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(2)		—	—	—	2	—
Loss on marketable securities	—	—	—	(194)	194	45		—	—	—	149	0.11
Loss on equity method investment transactions	—	—	—	—	—	1		(23)	—	—	22	0.02
Adjusted (Non-GAAP)	$1,332	$(22)	$91	$(5)	$1,268	$305	24.1%	$—	$(71)	$(3)	$1,037	0.76
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	5	—	(5)	(0.01)
Change in equity method investee items	—	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,332	$(22)	$91	$(5)	$1,268	$305	24.1%	$—	$(66)	$(3)	$1,032	$0.75
Currency											52	0.04
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,084	$0.79
Diluted Average Shares Outstanding												1372

	For the Three Months Ended June 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$927	$(30)	$98	$—	$859	$201	23.4%	$8	$(98)	$1	$747	$0.54
Simplify to Grow Program	22	(1)	—	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	109	—	(19)	—	128	14		—	—	—	114	0.08
Acquisition integration costs and contingent consideration adjustments	37	—	—	—	37	1		—	—	—	36	0.03
Acquisition-related costs	5	—	—	—	5	2		—	—	—	3	—
Divestiture-related costs	5	—	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	(3)	—	—	—	(3)	(7)		—	37	—	(33)	(0.03)
Incremental costs due to war in Ukraine	(15)	—	—	—	(15)	—		—	—	—	(15)	(0.01)
Remeasurement of net monetary position	10	—	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	—	—	(2)	—	2	—		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—	—		(8)	—	—	8	0.01
Equity method investee items	—	—	—	—	—	—		—	4	—	(4)	—
Adjusted (Non-GAAP)	$1,097	$(31)	$77	$—	$1,051	$209	19.9%	$—	$(57)	$1	$898	0.65
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	4	—	(4)	—
Change in equity method investee items	—	—	—	—	—	—		—	(1)	—	1	—
Rounding	—	—	—	—	—	—		—	—	—	—	(0.01)
Adjusted (Non-GAAP) - As Recast	$1,097	$(31)	$77	$—	$1,051	$209	19.9%	$—	$(54)	$1	$895	$0.64
Diluted Average Shares Outstanding												1389
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended March 31, 2023
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,505	$(19)	$95	$(796)	$2,225	$658	29.6%	$(487)	$(35)	$8	$2,081	$1.52
Simplify to Grow Program	35	—	—	—	35	6		—	—	—	29	0.02
Mark-to-market (gains)/losses from derivatives	(49)	—	(3)	—	(46)	(8)		2	—	—	(40)	(0.03)
Acquisition integration costs and contingent consideration adjustments	51	—	—	—	51	13		—	—	—	38	0.03
Divestiture-related costs	30	—	—	—	30	4		—	—	—	26	0.02
Net earnings from divestitures	—	—	—	—	—	(4)		—	24	—	(20)	(0.02)
Incremental costs due to war in Ukraine	(3)	—	—	—	(3)	—		—	—	—	(3)	—
Remeasurement of net monetary position	12	—	—	—	12	—		—	—	—	12	0.01
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Gain on marketable securities	—	—	—	787	(787)	(201)		—	—	—	(586)	(0.43)
Gain on equity method investment transactions	—	—	—	—	—	(125)		485	—	—	(360)	(0.26)
Equity method investee items	—	—	—	—	—	—		—	(48)	—	48	0.03
Adjusted (Non-GAAP)	$1,581	$(19)	$89	$(9)	$1,520	$344	22.6%	$—	$(59)	$8	$1,227	0.89
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	(1)	—	1	—
Change in equity method investee items	—	—	—	—	—	—		—	4	—	(4)	—
Adjusted (Non-GAAP) - As Recast	$1,581	$(19)	$89	$(9)	$1,520	$344	22.6%	$—	$(56)	$8	$1,224	$0.89
Currency											81	0.06
Adjusted @ Constant FX (Non-GAAP) - As Recast											$1,305	$0.95
Diluted Average Shares Outstanding												1373

	For the Three Months Ended March 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Marketable securities (gains)/losses	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,094	$(33)	$168	$—	$959	$210	21.9%	$5	$(117)	$6	$855	$0.61
Simplify to Grow Program	31	—	—	—	31	7		—	—	—	24	0.02
Intangible asset impairment charges	78	—	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	(27)	—	1	—	(28)	5		—	—	—	(33)	(0.02)
Acquisition integration costs and contingent consideration adjustments	32	—	(3)	—	35	50		—	—	—	(15)	(0.01)
Acquisition-related costs	21	—	—	—	21	1		—	—	—	20	0.02
Divestiture-related costs	1	—	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	(1)	—	—	—	(1)	(10)		—	53	—	(44)	(0.03)
Incremental costs due to war in Ukraine	143	—	—	—	143	(2)		—	—	—	145	0.11
Remeasurement of net monetary position	5	—	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(3)	—	3	1		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(129)	—	129	31		—	—	—	98	0.07
Loss on equity method investment transactions	—	—	—	—	—	—		(5)	—	—	5	—
Equity method investee items	—	—	—	—	—	—		—	(10)	—	10	—
Adjusted (Non-GAAP)	$1,377	$(33)	$34	$—	$1,376	$312	22.7%	$—	$(74)	$6	$1,132	0.81
Net earnings from divestiture - JDEP	—	—	—	—	—	—		—	4	—	(4)	—
Change in equity method investee items	—	—	—	—	—	—		—	1	—	(1)	—
Adjusted (Non-GAAP) - As Recast	$1,377	$(33)	$34	$—	$1,376	$312	22.7%	$—	$(69)	$6	$1,127	$0.81
Diluted Average Shares Outstanding												1398
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,534	$(117)	$423	$3,228	$865	26.8%	$22	$(385)	$9	$2,717	$1.96
Simplify to Grow Program	122	(1)	—	123	26		—	—	—	97	0.07
Intangible asset impairment charges	101	—	—	101	25		—	—	—	76	0.05
Mark-to-market (gains)/losses from derivatives	326	—	8	318	56		—	—	—	262	0.19
Acquisition integration costs and contingent consideration adjustments	136	(8)	(4)	148	72		—	—	—	76	0.05
Inventory step-up	25	—	—	25	7		—	—	—	18	0.01
Acquisition-related costs	330	—	76	254	(11)		—	—	—	265	0.19
Divestiture-related costs	18	—	—	18	9		—	—	—	9	0.01
Net earnings from divestitures	(4)	—	—	(4)	(20)		—	114	—	(98)	(0.06)
2017 malware incident net recoveries	(37)	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	318	—		—	—	—	318	0.23
Incremental costs due to war in Ukraine	121	—	—	121	(4)		—	—	—	125	0.09
Remeasurement of net monetary position	40	—	—	40	—		—	—	—	40	0.03
Impact from pension participation changes	(1)	—	(11)	10	3		—	—	—	7	0.01
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(17)		—	—	—	17	0.01
Loss on equity method investment transactions	—	—	—	—	(2)		(22)	—	—	24	0.02
Equity method investee items	—	—	—	—	—		—	27	—	(27)	(0.02)
Adjusted (Non-GAAP)	$5,029	$(126)	$363	$4,792	$1,030	21.5%	$—	$(244)	$9	$3,997	2.89
Net earnings from divestiture - JDEP	—	—	—	—	—		—	18	—	(18)	(0.02)
Change in equity method investee items	—	—	—	—	—		—	(2)	—	2	—
Adjusted (Non-GAAP) - As Recast	$5,029	$(126)	$363	$4,792	$1,030	21.5%	$—	$(228)	$9	$3,981	$2.87
Currency										324	0.24
Adjusted @ Constant FX (Non-GAAP) - As Recast										$4,305	$3.11
Diluted Average Shares Outstanding											1385

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(15)	—	—	(15)	(29)		—	151	—	(137)	(0.09)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	—		—	(45)	—	45	0.03
Adjusted (Non-GAAP)	$4,765	$(148)	$297	$4,616	962	20.8%	$—	$(287)	$14	$3,927	2.78
Net earnings from divestiture - JDEP	—	—	—	—	—		—	13	—	(13)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	4	—	(4)	—
Adjusted (Non-GAAP) - As Recast	$4,765	$(148)	$297	$4,616	962	20.8%	$—	$(270)	$14	$3,910	$2.77
Diluted Average Shares Outstanding											1413
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended December 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$834	$(24)	$86	$772	$270	35.0%	$3	$(85)	$1	$583	$0.42
Simplify to Grow Program	53	—	—	53	10		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	58	—	(43)	101	15		3	—	—	83	0.06
Acquisition integration costs and contingent consideration adjustments	40	(8)	—	48	15		—	—	—	33	0.03
Inventory step-up	5	—	—	5	2		—	—	—	3	—
Acquisition-related costs	12	—	76	(64)	(14)		—	—	—	(50)	(0.04)
Divestiture-related costs	6	—	—	6	6		—	—	—	—	—
Net earnings from divestitures	—	—	—	—	(1)		—	11	—	(10)	(0.01)
2017 malware incident net recoveries	(37)	—	—	(37)	(10)		—	—	—	(27)	(0.02)
European Commission legal matter	318	—	—	318	—		—	—	—	318	0.23
Remeasurement of net monetary position	14	—	—	14	—		—	—	—	14	0.01
Impact from pension participation changes	(1)	—	(3)	2	1		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	5		—	—	—	(5)	—
Loss on equity method investment transactions	—	—	—	—	(1)		(6)	—	—	7	0.01
Equity method investee items	—	—	—	—	—		—	19	—	(19)	(0.01)
Adjusted (Non-GAAP)	$1,302	$(32)	$116	$1,218	$298	24.5%	$—	$(55)	$1	$974	0.71
Net earnings from divestiture - JDEP	—	—	—	—	—		—	5	—	(5)	—
Change in equity method investee items	—	—	—	—	—		—	(1)	—	1	—
Adjusted (Non-GAAP) - As Recast	$1,302	$(32)	$116	$1,218	$298	24.5%	$—	$(51)	$1	$970	$0.71
Currency										72	0.05
Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,042	$0.76
Diluted Average Shares Outstanding											1375

	For the Three Months Ended December 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,204	$(28)	$89	$1,143	$238	20.8%	$3	$(103)	$2	$1,003	$0.71
Simplify to Grow Program	(62)	(1)	—	(61)	(15)		—	—	—	(46)	(0.03)
Mark-to-market (gains)/losses from derivatives	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Acquisition integration costs and contingent consideration adjustments	14	—	—	14	2		—	—	—	12	0.01
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net gain on acquisition and divestitures	1	—	—	1	(1)		—	—	—	2	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(6)		—	37	—	(35)	(0.02)
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	1	—	(3)	4	—		—	—	—	4	—
Initial impacts from enacted tax law changes	—	—	—	—	(5)		—	—	—	5	—
Loss on equity method investment transactions	—	—	—	—	—		(3)	—	—	3	—
Equity method investee items	—	—	—	—	—		—	(6)	—	6	0.01
Adjusted (Non-GAAP)	$1,171	$(29)	$86	$1,114	$219	19.7%	$—	$(72)	$2	$965	0.69
Net earnings from divestiture - JDEP	—	—	—	—	—		—	4	—	(4)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,171	$(29)	$86	$1,114	$219	19.7%	$—	$(68)	$2	$961	$0.68
Diluted Average Shares Outstanding											1405
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

                                                            Schedule 1.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$679	$(30)	$71	$638	$184	28.8%	$6	$(85)	$1	$532	$0.39
Simplify to Grow Program	16	—	—	16	3		—	—	—	13	0.01
Intangible asset impairment charges	23	—	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	186	—	69	117	22		(3)	—	—	98	0.07
Acquisition integration costs and contingent consideration adjustments	27	—	(1)	28	6		—	—	—	22	0.02
Inventory step-up	20	—	—	20	5		—	—	—	15	0.01
Acquisition-related costs	292	—	—	292	—		—	—	—	292	0.21
Divestiture-related costs	6	—	—	6	2		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(2)		—	13	—	(11)	(0.01)
Incremental costs due to war in Ukraine	(7)	—	—	(7)	(2)		—	—	—	(5)	—
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(13)		—	—	—	13	0.01
Loss on equity method investment transactions	—	—	—	—	(1)		(3)	—	—	4	—
Equity method investee items	—	—	—	—	—		—	14	—	(14)	(0.01)
Adjusted (Non-GAAP)	$1,253	$(30)	$136	$1,147	$211	18.4%	$—	$(58)	$1	$993	0.72
Net earnings from divestiture - JDEP	—	—	—	—	—		—	5	—	(5)	—
Change in equity method investee items	—	—	—	—	—		—	(1)	—	1	—
Adjusted (Non-GAAP) - As Recast	$1,253	$(30)	$136	$1,147	$211	18.4%	$—	$(54)	$1	$989	$0.72
Currency										96	0.07
Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,085	$0.79
Diluted Average Shares Outstanding											1379

	For the Three Months Ended September 30, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,294	$(37)	$82	$1,249	$342	27.4%	$(250)	$(105)	$4	$1,258	$0.89
Simplify to Grow Program	127	—	—	127	32		—	—	—	95	0.06
Mark-to-market (gains)/losses from derivatives	(132)	—	—	(132)	(24)		2	—	—	(110)	(0.08)
Acquisition integration costs and contingent consideration adjustments	(57)	—	—	(57)	(15)		—	—	—	(42)	(0.03)
Net earnings from divestitures	(6)	—	—	(6)	(8)		—	38	—	(36)	(0.02)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	2	3	(2)	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	4		—	—	—	(4)	—
Gain on equity method investment transactions	—	—	—	—	(59)		248	—	—	(189)	(0.13)
Equity method investee items	—	—	—	—	—		—	6	—	(6)	—
Adjusted (Non-GAAP)	$1,230	$(34)	$80	$1,184	$272	23.0%	$—	$(61)	$4	$969	0.69
Net earnings from divestiture - JDEP	—	—	—	—	—		—	4	—	(4)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—
Adjusted (Non-GAAP) - As Recast	$1,230	$(34)	$80	$1,184	$272	23.0%	$—	$(57)	$4	$965	$0.69
Diluted Average Shares Outstanding											1408
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

                                                             Schedule 1.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$927	$(30)	$98	$859	$201	23.4%	$8	$(98)	$1	$747	$0.54
Simplify to Grow Program	22	(1)	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	109	—	(19)	128	14		—	—	—	114	0.08
Acquisition integration costs and contingent consideration adjustments	37	—	—	37	1		—	—	—	36	0.03
Acquisition-related costs	5	—	—	5	2		—	—	—	3	—
Divestiture-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	(3)	—	—	(3)	(7)		—	37	—	(33)	(0.03)
Incremental costs due to war in Ukraine	(15)	—	—	(15)	—		—	—	—	(15)	(0.01)
Remeasurement of net monetary position	10	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—		(8)	—	—	8	0.01
Equity method investee items	—	—	—	—	—		—	4	—	(4)	—
Adjusted (Non-GAAP)	$1,097	$(31)	$77	$1,051	$209	19.9%	$—	$(57)	$1	$898	0.65
Net earnings from divestiture - JDEP	—	—	—	—	—		—	4	—	(4)	—
Change in equity method investee items	—	—	—	—	—		—	(1)	—	1	—
Rounding	—	—	—	—	—		—	—	—	—	(0.01)
Adjusted (Non-GAAP) - As Recast	$1,097	$(31)	$77	$1,051	$209	19.9%	$—	$(54)	$1	$895	$0.64
Currency										72	0.06
Adjusted @ Constant FX (Non-GAAP) - As Recast										$967	$0.70
Diluted Average Shares Outstanding											1389

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs and contingent consideration adjustments	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Net earnings from divestitures	(4)	—	—	(4)	(8)		—	36	—	(32)	(0.02)
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Equity method investee items	—	—	—	—	—		—	(1)	—	1	—
Adjusted (Non-GAAP)	$1,073	$(41)	$54	$1,060	$227	21.4%	$—	$(72)	$1	$904	0.64
Net earnings from divestiture - JDEP	—	—	—	—	—		—	4	—	(4)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—
Adjusted (Non-GAAP) - As Recast	$1,073	$(41)	$54	$1,060	$227	21.4%	$—	$(67)	$1	$899	$0.63
Diluted Average Shares Outstanding											1416
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 1.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Three Months Ended March 31, 2022
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,094	$(33)	$168	$959	$210	21.9%	$5	$(117)	$6	$855	$0.61
Simplify to Grow Program	31	—	—	31	7		—	—	—	24	0.02
Intangible asset impairment charges	78	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	(27)	—	1	(28)	5		—	—	—	(33)	(0.02)
Acquisition integration costs and contingent consideration adjustments	32	—	(3)	35	50		—	—	—	(15)	(0.01)
Acquisition-related costs	21	—	—	21	1		—	—	—	20	0.02
Divestiture-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	(1)	—	—	(1)	(10)		—	53	—	(44)	(0.03)
Incremental costs due to war in Ukraine	143	—	—	143	(2)		—	—	—	145	0.11
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Loss on equity method investment transactions	—	—	—	—	—		(5)	—	—	5	—
Equity method investee items	—	—	—	—	—		—	(10)	—	10	—
Adjusted (Non-GAAP)	$1,377	$(33)	$34	$1,376	$312	22.7%	$—	$(74)	$6	$1,132	0.81
Net earnings from divestiture - JDEP	—	—	—	—	—		—	4	—	(4)	—
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—
Adjusted (Non-GAAP) - As Recast	$1,377	$(33)	$34	$1,376	$312	22.7%	$—	$(69)	$6	$1,127	$0.81
Currency										84	0.06
Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,211	$0.87
Diluted Average Shares Outstanding											1398

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs and contingent consideration adjustments	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Net gain on acquisition and divestitures	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Net earnings from divestitures	(1)	—	—	(1)	(7)		—	40	—	(34)	(0.02)
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Loss on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	—		—	(44)	—	44	0.03
Adjusted (Non-GAAP)	$1,291	$(44)	$77	$1,258	$244	19.4%	$—	$(82)	$7	$1,089	0.77
Net earnings from divestiture - JDEP	—	—	—	—	—		—	1	—	(1)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	3	—	(3)	—
Adjusted (Non-GAAP) - As Recast	$1,291	$(44)	$77	$1,258	$244	19.4%	$—	$(78)	$7	$1,085	$0.76
Diluted Average Shares Outstanding											1422
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

                                                             Schedule 1.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Net Earnings and Tax Rate
(in millions of U.S. dollars and shares, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(15)	—	—	(15)	(29)		—	151	—	(137)	(0.09)
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	—		—	(45)	—	45	0.03
Adjusted (Non-GAAP)	$4,765	$(148)	$297	$4,616	$962	20.8%	$—	$(287)	$14	$3,927	2.78
Net earnings from divestiture - JDEP	—	—	—	—	—		—	13	—	(13)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	4	—	(4)	—
Adjusted (Non-GAAP) - As Recast	$4,765	$(148)	$297	$4,616	$962	20.8%	$—	$(270)	$14	$3,910	$2.77
Currency										(118)	(0.09)
Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,792	$2.68
Diluted Average Shares Outstanding											1413

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non-service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non-controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	(2)	—	—	(2)	(31)		—	210	—	(181)	(0.12)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	—		—	(53)	—	53	0.04
Adjusted (Non-GAAP)	$4,399	$(141)	$340	$4,200	$869	20.7%	$—	$(264)	$14	$3,581	2.49
Net earnings from divestiture - JDEP	—	—	—	—	—		—	10	—	(10)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	5	—	(5)	(0.01)
Adjusted (Non-GAAP) - As Recast	$4,399	$(141)	$340	$4,200	$869	20.7%	$—	$(249)	$14	$3,566	$2.47
Diluted Average Shares Outstanding											1441
(1) Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Exhibit 99.1

Schedule 2.a
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Six Months Ended June 30,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.20	$1.15	$1.05	91.3%
Simplify to Grow Program	0.03	0.03	—
Intangible asset impairment charges	—	0.04	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.14)	0.06	(0.20)
Acquisition integration costs and contingent consideration adjustments	0.04	0.02	0.02
Acquisition-related costs	—	0.02	(0.02)
Divestiture-related costs	0.03	—	0.03
Net earnings from divestitures	(0.01)	(0.05)	0.04
Incremental costs due to war in Ukraine	—	0.09	(0.09)
Remeasurement of net monetary position	0.03	0.01	0.02
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Initial impacts from enacted tax law changes	—	0.01	(0.01)
Gain on marketable securities	(0.32)	—	(0.32)
(Gain)/loss on equity method investment transactions	(0.25)	0.01	(0.26)
Equity method investee items	0.04	—	0.04
Adjusted EPS (Non-GAAP)	$1.65	$1.46	$0.19	13.0%
Net earnings from divestiture - JDEP	(0.01)	(0.01)	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$1.64	$1.45	$0.19	13.1%
Impact of unfavorable currency	0.10	—	0.10
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$1.74	$1.45	$0.29	20.0%

Exhibit 99.1

Schedule 2.b
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended June 30,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.69	$0.54	$0.15	27.8%
Simplify to Grow Program	0.01	0.01	—
Mark-to-market (gains)/losses from derivatives	(0.11)	0.08	(0.19)
Acquisition integration costs and contingent consideration adjustments	0.01	0.03	(0.02)
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	—	(0.03)	0.03
Incremental costs due to war in Ukraine	—	(0.01)	0.01
Remeasurement of net monetary position	0.02	0.01	0.01
Initial impacts from enacted tax law changes	—	0.01	(0.01)
Loss on marketable securities	0.11	—	0.11
Loss on equity method investment transactions	0.02	0.01	0.01
Adjusted EPS (Non-GAAP)	$0.76	$0.65	$0.11	16.9%
Net earnings from divestiture - JDEP	(0.01)	—	(0.01)
Change in equity method investee items	—	—	—
Rounding	—	(0.01)	0.01
Adjusted EPS (Non-GAAP) - As Recast	$0.75	$0.64	$0.11	17.2%
Impact of unfavorable currency	0.04	—	0.04
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.79	$0.64	$0.15	23.4%

Exhibit 99.1

Schedule 2.c
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended March 31,
	2023	2022	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.52	$0.61	$0.91	149.2%
Simplify to Grow Program	0.02	0.02	—
Intangible asset impairment charges	—	0.04	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.03)	(0.02)	(0.01)
Acquisition integration costs and contingent consideration adjustments	0.03	(0.01)	0.04
Acquisition-related costs	—	0.02	(0.02)
Divestiture-related costs	0.02	—	0.02
Net earnings from divestitures	(0.02)	(0.03)	0.01
Incremental costs due to war in Ukraine	—	0.11	(0.11)
Remeasurement of net monetary position	0.01	—	0.01
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Gain on marketable securities	(0.43)	—	(0.43)
Gain on equity method investment transactions	(0.26)	—	(0.26)
Equity method investee items	0.03	—	0.03
Adjusted EPS (Non-GAAP)	$0.89	$0.81	$0.08	9.9%
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.89	$0.81	$0.08	9.9%
Impact of unfavorable currency	0.06	—	0.06
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.95	$0.81	$0.14	17.3%

Exhibit 99.1

Schedule 2.d
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Twelve Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.96	$3.04	$(1.08)	(35.5)%
Simplify to Grow Program	0.07	0.17	(0.10)
Intangible asset impairment charges	0.05	0.02	0.03
Mark-to-market (gains)/losses from derivatives	0.19	(0.17)	0.36
Acquisition integration costs and contingent consideration adjustments	0.05	(0.02)	0.07
Inventory step-up	0.01	—	0.01
Acquisition-related costs	0.19	0.01	0.18
Divestiture-related costs	0.01	0.01	—
Net earnings from divestitures	(0.06)	(0.09)	0.03
2017 malware incident net recoveries	(0.02)	—	(0.02)
European Commission legal matter	0.23	—	0.23
Incremental costs due to war in Ukraine	0.09	—	0.09
Remeasurement of net monetary position	0.03	0.01	0.02
Impact from pension participation changes	0.01	0.02	(0.01)
Loss on debt extinguishment and related expenses	0.07	0.07	—
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions	0.02	(0.39)	0.41
Equity method investee items	(0.02)	0.03	(0.05)
Adjusted EPS (Non-GAAP)	$2.89	$2.78	$0.11	4.0%
Net earnings from divestiture - JDEP	(0.02)	(0.01)	(0.01)
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$2.87	$2.77	$0.10	3.6%
Impact of unfavorable currency	0.24	—	0.24
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$3.11	$2.77	$0.34	12.3%

Exhibit 99.1

Schedule 2.e
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.42	$0.71	$(0.29)	(40.8)%
Simplify to Grow Program	0.03	(0.03)	0.06
Mark-to-market (gains)/losses from derivatives	0.06	—	0.06
Acquisition integration costs and contingent consideration adjustments	0.03	0.01	0.02
Acquisition-related costs	(0.04)	—	(0.04)
Divestiture-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.01)	(0.02)	0.01
2017 malware incident net recoveries	(0.02)	—	(0.02)
European Commission legal matter	0.23	—	0.23
Remeasurement of net monetary position	0.01	—	0.01
Loss on equity method investment transactions	0.01	—	0.01
Equity method investee items	(0.01)	0.01	(0.02)
Adjusted EPS (Non-GAAP)	$0.71	$0.69	$0.02	2.9%
Net earnings from divestiture - JDEP	—	(0.01)	0.01
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.71	$0.68	$0.03	4.4%
Impact of unfavorable currency	0.05	—	0.05
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.76	$0.68	$0.08	11.8%

Exhibit 99.1

Schedule 2.f
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended September 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.39	$0.89	$(0.50)	(56.2)%
Simplify to Grow Program	0.01	0.06	(0.05)
Intangible asset impairment charges	0.01	—	0.01
Mark-to-market (gains)/losses from derivatives	0.07	(0.08)	0.15
Acquisition integration costs and contingent consideration adjustments	0.02	(0.03)	0.05
Inventory step-up	0.01	—	0.01
Acquisition-related costs	0.21	—	0.21
Net earnings from divestitures	(0.01)	(0.02)	0.01
Remeasurement of net monetary position	0.01	—	0.01
Initial impacts from enacted tax law changes	0.01	—	0.01
Gain on equity method investment transactions	—	(0.13)	0.13
Equity method investee items	(0.01)	—	(0.01)
Adjusted EPS (Non-GAAP)	$0.72	$0.69	$0.03	4.3%
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.72	$0.69	$0.03	4.3%
Impact of unfavorable currency	0.07	—	0.07
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.79	$0.69	$0.10	14.5%

Exhibit 99.1

Schedule 2.g
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended June 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.54	$0.76	$(0.22)	(28.9)%
Simplify to Grow Program	0.01	0.07	(0.06)
Intangible asset impairment charges	—	0.02	(0.02)
Mark-to-market (gains)/losses from derivatives	0.08	(0.02)	0.10
Acquisition integration costs and contingent consideration adjustments	0.03	—	0.03
Acquisition-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.03)	(0.02)	(0.01)
Incremental costs due to war in Ukraine	(0.01)	—	(0.01)
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	—	0.02	(0.02)
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions	0.01	(0.27)	0.28
Adjusted EPS (Non-GAAP)	$0.65	$0.64	$0.01	1.6%
Net earnings from divestiture - JDEP	—	(0.01)	0.01
Change in equity method investee items	—	—	—
Rounding	(0.01)	—	(0.01)
Adjusted EPS (Non-GAAP) - As Recast	$0.64	$0.63	$0.01	1.6%
Impact of unfavorable currency	0.06	—	0.06
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.70	$0.63	$0.07	11.1%

Exhibit 99.1

Schedule 2.h
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Three Months Ended March 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.61	$0.68	$(0.07)	(10.3)%
Simplify to Grow Program	0.02	0.07	(0.05)
Intangible asset impairment charges	0.04	—	0.04
Mark-to-market (gains)/losses from derivatives	(0.02)	(0.07)	0.05
Acquisition integration costs and contingent consideration adjustments	(0.01)	—	(0.01)
Acquisition-related costs	0.02	0.01	0.01
Net earnings from divestitures	(0.03)	(0.02)	(0.01)
Incremental costs due to war in Ukraine	0.11	—	0.11
Loss on debt extinguishment and related expenses	0.07	0.07	—
Equity method investee items	—	0.03	(0.03)
Adjusted EPS (Non-GAAP)	$0.81	$0.77	$0.04	5.2%
Net earnings from divestiture - JDEP	—	(0.01)	0.01
Change in equity method investee items	—	—	—
Adjusted EPS (Non-GAAP) - As Recast	$0.81	$0.76	$0.05	6.6%
Impact of unfavorable currency	0.06	—	0.06
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.87	$0.76	$0.11	14.5%

Exhibit 99.1

Schedule 2.i
Mondelēz International, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures
Diluted EPS
(Unaudited)

	For the Twelve Months Ended December 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$3.04	$2.47	$0.57	23.1%
Simplify to Grow Program	0.17	0.20	(0.03)
Intangible asset impairment charges	0.02	0.08	(0.06)
Mark-to-market (gains)/losses from derivatives	(0.17)	(0.01)	(0.16)
Acquisition integration costs and contingent consideration adjustments	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	(0.09)	(0.12)	0.03
Costs associated with JDE Peet’s transaction	—	0.20	(0.20)
Remeasurement of net monetary position	0.01	0.01	—
Impact from pension participation changes	0.02	0.01	0.01
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	0.10	(0.03)
Impact from resolution of tax matters	—	(0.02)	0.02
Initial impacts from enacted tax law changes	0.07	0.02	0.05
Gain on equity method investment transactions	(0.39)	(0.55)	0.16
Equity method investee items	0.03	0.04	(0.01)
Adjusted EPS (Non-GAAP)	$2.78	$2.49	$0.29	11.6%
Net earnings from divestiture - JDEP	(0.01)	(0.01)	—
Change in equity method investee items	—	(0.01)	0.01
Adjusted EPS (Non-GAAP) - As Recast	$2.77	$2.47	$0.30	12.1%
Impact of favorable currency	(0.09)	—	(0.09)
Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.68	$2.47	$0.21	8.5%